PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement, dated August 23, 2012,
to Prospectuses dated August 20, 2012

This Supplement should be read and retained with the Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888.

Effective September 14, 2012, this Supplement revises, and to the extent inconsistent therewith, replaces information contained in the Prospectuses dated August 20, 2012 for the following variable annuity contracts issued by Pruco Life Insurance Company (“Pruco” ) and Pruco Life Insurance Company of New Jersey (“PLNJ”):

•	Prudential Premier Retirement Variable Annuities – X, B, L, C Series
•	Prudential Premier Advisor Variable Annuity

Certain terms used in this Supplement have special meanings.  If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

RESTRICTIONS ON ADDITIONAL PURCHASE PAYMENTS

Except as noted below, until further notice we are suspending your ability to make additional Purchase Payments after the close of business on September 14, 2012, if you own one of the following optional riders for the annuities listed above:

•	Highest Daily Lifetime 6 Plus (except for annuities issued in Oregon)
•	Spousal Highest Daily Lifetime 6 Plus (except for annuities issued in Oregon)
•	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (LIA) (except for annuities issued in Oregon)

Certain optional riders listed above may not have been offered for your Annuity.

For annuities held by employer sponsored qualified retirement plans, the suspension of the ability to make additional Purchase Payments will be effective as of October 12, 2012. This extension does not apply to annuity contracts whose tax qualification is IRA, ROTH IRA, Custodial IRA/ROTH, Non-Qualified, SEP IRA, non-ERISA 403(b) and 457 plans.  If you currently participate in a salary reduction plan with your employer and you have elected one of the applicable benefits, please contact your employer to terminate your enrollment in the salary reduction program.

This change has no effect on amounts that are already invested in your Annuity or on your guaranteed benefits.  If you do not own one of the impacted benefits listed above, you can continue to make additional Purchase Payments to your Annuity.  You will still be permitted to transfer Account Value among the Investment Options available with your Annuity and rider.  If additional Purchase Payments are to be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.

For annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

GENERAL IMPACT OF NEW RESTRICTIONS

The new restriction on additional Purchase Payments may restrict your ability to:
•	Receive Purchase Credits for new Purchase Payments if you own the Premier Retirement X Series variable annuity.
•	Increase the guarantees under the Highest Daily Lifetime 6 Plus benefits by allocating additional Purchase Payments.
•	Utilize our 6 or 12 month DCA program.
•	Make scheduled payments directly from your bank account.

PROMPT RETURN OF ADDITIONAL PURCHASE PAYMENTS

If an additional Purchase Payment is received by the Prudential Annuity Service Center, we will promptly return any amount that we do not accept as an additional Purchase Payment.

IMPACT ON SCHEDULED PAYMENTS DIRECTLY FROM YOUR BANK ACCOUNT

Effective September 14, 2012, any additional Purchase Payments that are scheduled directly from your bank account will be discontinued and no further scheduled payments will be made from your bank account.  In addition, no new scheduled payment programs will be permitted to be set up after August 31, 2012.

INFORMATION ABOUT FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The following information is added to your Prospectus:

•	The following is added to the section of the Prospectus titled “Summary of Contract Fees and Charges”:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2011
UNDERLYING PORTFOLIO	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
Franklin Templeton Variable Insurance Products Trust1
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4	0.00%	0.11%	0.35%	0.00%	0.00%	0.65%	1.11%	0.01%	1.10%

1 The Fund’s administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including, but not limited to, those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or “acquired funds”) in which it invests. Acquired funds’ estimated fees and expenses are based on the acquired funds’ annualized expenses. The Fund is not available as an investment option to Owners who purchase an Annuity on or after April 30, 2012. Owners who have purchased an Annuity prior to April 30, 2012 and have invested in the Fund at any time since they have owned their Annuity may continue to allocate Purchase Payments to the Fund after this date, including through Dollar Cost Averaging, Automatic Rebalancing, or comparable programs. However, Owners should be aware that all monies that they have invested in the Fund are scheduled to be transferred to the AST Franklin Templeton Founding Funds Allocation Portfolio by way of a fund substitution anticipated to take place in September 2012, pending the receipt of the necessary regulatory approvals. Once the fund substitution is completed, the Fund will no longer be available for investments by any Owners.

•	In the section titled “Investment Options” we add the following information:

INVESTMENT OBJECTIVES/POLICIES	STYLE/ TYPE	PORTFOLIO ADVISOR/ SUBADVISOR
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Templeton VIP Founding Funds Allocation Fund: seeks capital appreciation, with income as a secondary goal. The Fund normally invests equal portions in Class 1 shares of Franklin Income Securities Fund; Mutual Shares Securities Fund; and Templeton Growth Securities Fund. The Fund is not available as an investment option to Owners who purchase an Annuity on or after April 30, 2012. Owners who have purchased an Annuity prior to April 30, 2012 and have invested in the Fund at any time since they have owned their Annuity may continue to allocate Purchase Payments to the Fund after this date, including through Dollar Cost Averaging, Automatic Rebalancing, or comparable programs. However, Owners should be aware that all monies that they have invested in the Fund are scheduled to be transferred to the AST Franklin Templeton Founding Funds Allocation Portfolio by way of a fund substitution anticipated to take place in September 2012, pending the receipt of the necessary regulatory approvals. Once the fund substitution is completed, the Fund will no longer be available for investments by any Owners.
	MODERATE ALLOCATION	Franklin Templeton Services, LLC

For more information, contact your Financial Professional or the Prudential Annuity Service Center.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.